UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2011 (October 28, 2011)

CUBESMART

CUBESMART, L.P.

(Exact Name Of Registrant As Specified In Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54662	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices)

(610) 293-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On October 28, 2011, CubeSmart (the “Company”) and CubeSmart, L.P. (the “Operating Partnership”) executed and delivered an underwriting agreement (the “Underwriting Agreement”), by and among the Company, the Operating Partnership, and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several Underwriters named in Exhibit A thereto (the “Underwriters”), relating to the issue and sale by the Company of a total of 2,800,000 of the Company’s 7.75% Series A Cumulative Redeemable Preferred Shares, par value $.01 per share (up to 3,220,000 shares if the Underwriters exercise their option to purchase 420,000 additional shares in full) (the “Preferred Shares”).  The issue and sale of the Preferred Shares is expected to settle on November 2, 2011.  Under the terms of the Underwriting Agreement, the Company and the Operating Partnership have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the Underwriters may be required to make because of any of those liabilities.  The Underwriting Agreement contains customary representations and covenants.

The offering of the Preferred Shares was registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-176885) filed with the Securities and Exchange Commission (the “Commission”) on September 16, 2011.  The terms of the Preferred Shares are described in the Company’s prospectus dated September 16, 2011, as supplemented by a prospectus supplement dated October 28, 2011, as filed with the Commission as of October 31, 2011.

Some of the Underwriters and/or their respective affiliates have in the past provided and all of the Underwriters may in the future provide various financial advisory, investment banking, commercial banking and other financial services to the Company, for which they have received and in the future may receive compensation. Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain of the other Underwriters acted as underwriters in connection with our recently consummated public offering of common shares.

Affiliates of Wells Fargo Securities, LLC and certain of the other Underwriters act as lenders and/or agents under the Company’s $250.0 million unsecured revolving credit facility, its $200.0 million unsecured term loan and its $200.0 million term loan facility. Certain affiliates of Wells Fargo Securities, LLC and certain of the other Underwriters also act as lenders under mortgages on certain of the Company’s properties. In addition, in order to ensure that financing will be available to consummate its acquisition of a portfolio of 22 open and operating self-storage facilities from Storage Deluxe, the Company has received combined bridge financing commitments from affiliates of Wells Fargo Securities, LLC for which Wells Fargo Securities, LLC or its affiliates will receive certain fees and commissions that have been previously disclosed.

The foregoing is not a complete discussion of the Underwriting Agreement and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached to this Current Report on Form 8-K as Exhibit 1.1, which is incorporated herein by reference.

In connection with the offer and sale of the Preferred Shares, the Company has agreed to provide to certain investors in the Preferred Shares and their affiliates a conditional waiver from the ownership limitations contained in CubeSmart’s Declaration of Trust to allow them to acquire more than 9.8% of the Preferred Shares pursuant to a form of limited waiver of ownership limitation.

In connection with the filing of the Underwriting Agreement, the Company and the Operating Partnership are filing on Exhibits 5.1 and 8.1 to this Current Report on Form 8-K the opinions of their counsel.

Also attached to this Current Report on Form 8-K is the full text of the Purchase Agreement for the Company’s Series B Cumulative Redeemable Preferred Shares of Beneficial Interest dated October 24, 2011 with Wells Fargo Investment Holdings, LLC, which had been previously disclosed in the Company’s Current Report on Form 8-K filed on October 24, 2011.

Item 7.01                                             Regulation FD Disclosure.

On October 28, 2011, the Company issued a press release announcing the pricing of its offering of the Preferred Shares, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01                                             Financial Statements and Exhibits

Exhibit Number	Description

1.1

Underwriting Agreement, dated October 28, 2011, by and among CubeSmart, CubeSmart, L.P., and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and each of the other Underwriters named in Exhibit A thereto.

5.1	Opinion of Pepper Hamilton LLP as to the legality of the Preferred Shares.
8.1	Opinion of Pepper Hamilton LLP regarding certain tax matters.
10.1	Purchase Agreement for Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, dated October 24, 2011, between CubeSmart and Wells Fargo Investment Holdings, LLC.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).
23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).
99.1	Press Release dated October 28, 2011.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: October 31, 2011	By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal
Officer & Secretary

CUBESMART, L.P.

	By:	CubeSmart, general partner

Date: October 31, 2011		By:	/s/ Jeffrey P. Foster
			Name:	Jeffrey P. Foster
			Title:	Senior Vice President, Chief
Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated October 28, 2011, by and among CubeSmart, CubeSmart, L.P., and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and each of the other Underwriters named in Exhibit A thereto.

5.1	Opinion of Pepper Hamilton LLP as to the legality of the Preferred Shares.
8.1	Opinion of Pepper Hamilton LLP regarding certain tax matters.
10.1	Purchase Agreement for Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, dated October 24, 2011, between CubeSmart and Wells Fargo Investment Holdings, LLC.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).
23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).
99.1	Press Release dated October 28, 2011.